CONSULTING AGREEMENT

         This Consulting Agreement (the "AGREEMENT") is entered into as of December 9, 2003, by and between Glenbrook Group, LLC, a Delaware corporation ("COMPANY"), and Daniel A. Page ("CONSULTANT").

         WHEREAS, Consultant is knowledgeable and experienced in the business and affairs of the Company and its industry;

         WHEREAS, the Company desires to retain the services of Consultant to provide management consulting services (the "SERVICES"); and

         WHEREAS, the Company and Consultant have determined that it is in their respective best interests to enter into this Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises, covenants, and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.       TERMS OF AGREEMENT.

         (a) ENGAGEMENT OF CONSULTANT. The Company hereby engages Consultant in a consulting capacity as an independent contractor, and Consultant does hereby agree to serve the Company in such capacity for a period commencing on December 9, 2003 and continuing for a term of six months (the "TERM").

         (b) DUTIES OF CONSULTANT. Consultant's primary duties will be to provide management consulting and investor relations services regarding the financial, strategic and general business affairs of the Company. Consultant will make himself reasonably available to provide the services indicated herein.

         (c) WORK FOR OTHERS. The Company recognizes and agrees that Consultant may perform services for other persons, provided that such services do not interfere with Consultant's ability to perform the Services required under this Agreement or represent a conflict of interest.

2.       COMPENSATION.

         The Company agrees to pay Consultant for the performance of the Services during the term of this Agreement as follows:

         (a) The Company shall transfer to Consultant 1,054,852 shares of common stock of Northgate Innovations, Inc., a California corporation (the "STOCK").

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         (b) The Stock shall be transferred to Consultant as of the date hereof, but shall be subject to forfeiture in an amount equal to 175,808 shares per month for each month that Consultant fails to perform under this Agreement prior to the end of the Term. A certificate representing the Stock shall be held in escrow by the Company subject to the forfeiture provisions of this SECTION 2(B), and shall be released to Consultant upon the completion of the Term.

         (c) Consultant shall be solely responsible for all of his withholding taxes, social security taxes, unemployment taxes and workers' compensation insurance premiums, if any. The Company shall issue Consultant a 1099 form reflecting payments made to Consultant for Services rendered pursuant to this Agreement.

3.       INDEPENDENT CONTRACTOR.

         (a) The Company and Consultant intend to have an independent contractor relationship. In performing services for the Company pursuant to this Agreement, Consultant shall act in the capacity of an independent contractor with respect to the Company and not as an employee of the Company. As an independent contractor, Consultant shall accept any directions issued by the Company pertaining to the goals to be attained and the results to be achieved, but shall be solely responsible for the means and method of work in which he will perform Services under this Agreement. Consultant agrees to complete all Services in the agreed upon timeframe. To do so, Consultant shall determine his own working hours and schedule and shall not be subject to the Company's personnel policies and procedures. The Company will not set a minimum or maximum number of hours that Consultant may work in any given day.

         (b) When performing the Services, Consultant may work at home, or elsewhere that Consultant deems appropriate, so long as the Services are performed in a manner such that the Service is achieved as stated in this Agreement.

         (c) Consultant shall be entirely and solely responsible for its actions and inactions and the actions and inactions of his agents, employees or subcontractors, if any, while performing Services hereunder. Consultant agrees that he shall not, in any form or fashion, maintain, hold out, or represent or imply to any other individual or entity that an employee/employer relationship exists between Consultant and the Company. Consultant is not granted nor shall he represent that it is granted any right or authority to make any representation or warranty or assume or create any obligation or responsibility, express or implied, for, on behalf of, or in the name of the Company or incur debts for the Company.

4.       COMPLIANCE WITH LEGAL REQUIREMENTS.

         The Company shall not provide workers' compensation, disability insurance, Social Security or unemployment compensation coverage or any other statutory benefit to Consultant, his agents or employees or any subcontractors. Consultant shall comply at his expense with all applicable provisions of workers' compensation laws, unemployment compensation laws, Federal Social Security law, the Fair Labor Standards Act, federal, state and local income tax laws, and all other applicable federal, state and local laws, regulations and codes relating to terms

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and  conditions  required  to  be  fulfilled  by  independent   contractors  and
consultants. Other than as stated in this Agreement, Consultant shall be solely responsible and liable for all expenses, costs, liabilities, assessments, taxes,
maintenance,   insurance,   undertakings  and  other  obligations   incurred  by
Consultant, his agents or employees or any subcontractors.

5.       MISCELLANEOUS PROVISIONS.

         (a) NOTICE. Notices and all other communications contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by U.S. certified mail, return receipt requested and postage prepaid. In the case of Consultant, mailed notices shall be addressed to him as follows: Daniel A. Page, P.O. Box 574, Crossville, Tennessee 38557. In the case of the Company, mailed notices shall be addressed to its corporate headquarters, Attn: Jay Furrow and Marc Crossman, 5804 E. Slauson Avenue, Commerce, California 90040.

         (b) SEVERABILITY AND REFORMATION. If any one or more of the terms, provisions, covenants or restrictions of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect, and to that end the provisions shall be deemed severable.

         (c) GOVERNING LAW AND VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to conflict of law principles.

         (d) ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         (e) AMENDMENT. This Agreement may be amended only by writing signed by Consultant and by a duly authorized representative of the Company.

         (f) CONSTRUCTION. The headings and captions of this Agreement are provided for convenience only and are intended to have no effect in construing or interpreting this Agreement. The language in all parts of this Agreement shall be in all cases construed in accordance to its fair meaning and not strictly for or against the Company or Consultant.

         (g) BINDING AGREEMENT. This Agreement shall inure to the benefit of and be binding upon Consultant, his heirs and personal representatives, and the Company, its successors and assigns.

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         IN WITNESS  WHEREOF,  the Parties have executed  this  Agreement on the date first above written.

                                         GLENBROOK GROUP, LLC

                                         By:
                                                  ------------------------------
                                         Name:    Samuel J. Furrow, Jr.
                                         Title:   Manager


                                         DANIEL A. PAGE


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